INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 30, 2018 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED

FEBRUARY 28, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Active U.S. Real Estate Fund

Invesco Balanced Multi-Asset Allocation ETF

Invesco Conservative Multi-Asset Allocation ETF

Invesco Growth Multi-Asset Allocation ETF

Invesco Moderately Conservative Multi-Asset Allocation ETF

Invesco Multi-Strategy Alternative ETF

Invesco S&P 500® Downside Hedged ETF

Invesco Variable Rate Investment Grade

Effective on or around December 3, 2018, the Statement of Additional information is revised as follows:

The first paragraph in the section titled “INVESTMENT POLICIES AND RISKS—Lending Portfolio Securities” is revised as follows:

Lending Portfolio Securities. From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

The first two paragraphs in the section titled “MANAGEMENT—Securities Lending Arrangements” are revised as follows:

Securities Lending Arrangement. Each Fund may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program. Previously, Brown Brothers Harriman & Co. (“BBH”) and Citibank N.A. (“Citi” and together with BBH, each, a “Securities Lending Agent”) served as securities lending agents for certain Funds participating in the Program.

Please Retain This Supplement For Future Reference.

P-PS-Actively Managed PSR PSMB et al 113018